EXHIBIT 10(e)

                     SECOND AMENDMENT TO CREDIT AGREEMENT


            THIS SECOND AGREEMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 30th day of October, 1998, by and among PICCADILLY CAFETERIAS, INC. (the "Borrower"), HIBERNIA NATIONAL BANK, as Co-Arranger, Administrative Agent, Letter of Credit Issuer and a Bank, WACHOVIA BANK, N.A., as Co-Arranger, Documentation Agent and as a Bank, SOUTH TRUST BANK, NATIONAL ASSOCIATION, AMSOUTH BANK, BRANCH BANKING AND TRUST COMPANY, WHITNEY NATIONAL BANK, BANKONE LOUISIANA, N.A., THE FUJI BANK, LIMITED, FIRST TENNESSEE BANK NATIONAL ASSOCIATION, and DEPOSIT GUARANTY NATIONAL BANK (collectively referred to herein as the "Banks"), PICCADILLY RESTAURANTS, INC. and MORRISON RESTAURANTS INC. (collectively referred to here as the Guarantors).

                               R E C I T A L S:

            The Borrower, the Administrative Agent, the Documentation Agent and the Banks have entered into a certain Credit Agreement dated June 24, 1998, as amended by a First Amendment to Credit Agreement dated July 31, 1998 (the "Credit Agreement"). Capitalized terms used in this Amendment which are not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Credit Agreement.

            The Guarantors have executed a certain Guaranty Agreement dated June 24, 1998 (the "Guaranty").

            The Borrower and Guarantors have requested the Administrative Agent, the Documentation Agent and the Banks to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent, the Documentation Agent and the Banks, intending to be legally bound hereby, agree as follows:

            SECTION  1.   RECITALS.   The  Recitals  are incorporated herein by
reference and shall be deemed to be a part of this Amendment.

            SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as set forth in this SECTION 2.

            SECTION 2.1. AMENDMENT TO SECTION 1.01. The following definitions set forth in Section 1.01 are hereby amended and restated to read in their entirety as follows:

      "EBITDA" means for any period the sum of: (a) Consolidated Net Income, plus (b) the amount deducted in determining the Consolidated Net Income for such period for (I) taxes on income, (ii) Consolidated Interest Expense, (iii) Depreciation and Amortization, (iv) all non-cash asset impairment charges, and
(v) all non-cash unit closing charges, all determined with respect to the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP; provided, however, the calculation of EBITDA made at the Fiscal Quarters ending (1) September 30, 1998, shall be based upon the actual EBITDA determined with respect to the Borrower and its Consolidated Subsidiaries (excluding Morrison Restaurants Inc.) and an annualized EBITDA for Morrison Restaurants Inc. based upon the Fiscal Quarter ending September 30, 1998; (2) December 31, 1998 shall be based upon the actual EBITDA determined with respect to the Borrower and its Consolidated Subsidiaries (excluding Morrison Restaurants Inc.) and an annualized EBITDA for Morrison Restaurants Inc. based upon the Fiscal Quarters ending September 30, 1998 and December 31, 1998; and (3) March 31, 1999, shall be based upon the actual EBITDA determined with respect to the Borrower and its Consolidated Subsidiaries (excluding Morrison Restaurants, Inc.) and an annualized EBITDA for Morrison Restaurants Inc. based upon the Fiscal Quarters ending September 30, 1998, December 31, 1998 and March 31, 1999. Beginning with the Fiscal Quarter ending September 30, 1999, for purposes of determining the "Applicable Margin" under Section 2.6 and the "Applicable Commitment Fee Rate" under
Section 2.7, items (iv) and (v) from above shall be removed from the above definition of EBITDA.

      "Income Available for Fixed Charges"  means,  for  any period, the sum of
(a) EBITDA for such period, PLUS, (b) the amount deducted in determining EBITDA for such period for expenses of the Borrower and its Consolidated Subsidiaries with respect to common area maintenance charges, but expressly excluding any and all prepayments under any leases or rental agreements).

            2.02   AMENDMENT  TO  SECTION  5.25.   Section  5.25  of the Credit
Agreement is hereby amended and restated to read as follows:

                  SECTION 5.25 EXISTING LETTERS OF CREDIT. The Borrower shall cause the
      Existing Letters of Credit to be terminated on or before November 30, 1998.

            SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment and the obligations of the Banks hereunder are subject to the following conditions, unless the Required Banks waive such conditions.

                  (a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Amendment signed by such party; and

                  (b) the fact that the representations and warranties of the Borrower and Guarantors contained in Section 5 of this Amendment shall be true on and as of the date hereof.

            SECTION 4. NO OTHER AMENDMENT. Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect. This Amendment is not intended to effect, nor shall it be construed as a novation. The Credit Agreement and this Amendment shall be construed together as a single agreement. Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended. The Banks, the Documentation Agent and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Notes. The Borrower promises and agrees to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, being hereby ratified and affirmed. The Borrower hereby expressly agrees that the Credit Agreement, as amended, is in full force and effect.

            SECTION 5. REPRESENTATIONS AND WARRANTIES. The Borrower and Guarantors hereby represent and warrant to each of the Banks as follows:

            (a) No Default or Event of Default, nor any act, event, condition or circumstance which with the passage of time or the giving of notice, or both, would constitute an Event of Default, under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Banks on the date hereof.

            (b) The Borrower and Guarantors have the power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder, or thereunder, to be done, observed and performed by it.

            (c) This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and Guarantors and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor enforceable against it in accordance with its terms, provided that such enforceability is subject to general principles of equity.

            (d) The execution and delivery of this Amendment and the performance of the Borrower and Guarantors hereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation or bylaws of the Borrower or any Guarantor, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower or any Guarantor is party or by which the assets or properties of the Borrower and Guarantors are or may become bound.

            SECTION  6.   COUNTERPARTS.   This  Amendment  may  be  executed in
multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

            SECTION 7. GOVERNING LAW. This Amendment shall be considered in accordance with and governed by any applicable federal laws of the United States of America and in the absence of applicable federal laws of the United States of America, the laws of the State of Georgia.

            SECTION 8. CONSENT BY GUARANTORS. The Guarantors consent to the foregoing amendments. The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Guaranty, said Guaranty being hereby ratified and affirmed. The Guarantors hereby expressly agree that the Guaranty is in full force and effect.

            SECTION 9.  EFFECTIVE  DATE.   This Amendment shall be effective as
of September 30, 1998.



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            IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.


                                    BORROWER:

                                    PICCADILLY CAFETERIAS, INC.



                                    By:   /S/  RONALD A. LABORDE
                                    Title: PRESIDENT AND CEO




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                                    HIBERNIA NATIONAL BANK,
                                    As Co-Arranger, Administrative Agent,
                                    Letter of Credit Issuer and a Bank



                                    By:   /S/  JANET O. RACK
                                    Title: SENIOR VICE PRESIDENT




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                                    WACHOVIA BANK, N.A.,
                                    As Documentation Agent, Co-Arranger and as a Bank



                                    By:   /S/  C.L. BATTLE
                                    Title: SENIOR VICE PRESIDENT/GROUP EXECUTIVE




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                                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                    as a Bank



                                    By:   /S/  HAL CLEMMER
                                    Title: VICE PRESIDENT




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                                    AMSOUTH BANK,
                                    as a Bank



                                    By:   /S/  D. M. SINCLAIR
                                    Title: VICE PRESIDENT




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                                    BRANCH BANKING AND TRUST COMPANY,
                                    as a Bank



                                    By:   /S/  THATCHER TOWNSEND
                                    Title: SENIOR VICE PRESIDENT




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                                    WHITNEY NATIONAL BANK,
                                    as a Bank



                                    By:   /S/  MICHAEL DOERR
                                    Title: ASSISTANT VICE PRESIDENT




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                                    BANKONE LOUISIANA, N.A.,
                                    as a Bank



                                    By:   /S/  JEFF GOULD
                                    Title: SENIOR VICE PRESIDENT




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                                    THE FUJI BANK, LIMITED,
                                    as a Bank



                                    By:   /S/  RAYMOND VENTURA
                                    Title: VICE PRESIDENT AND MANAGER




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                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
                                    as a Bank



                                    By:   /S/  ROSEMARY MOODY
                                    Title: VICE PRESIDENT




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                                    Guarantor:

                                    PICCADILLY RESTAURANTS, INC.



                                    By:   /S/  RONALD A. LABORDE
                                    Title: PRESIDENT



ATTEST:


      /S/  J.F. JOHNSON
            Secretary

      [CORPORATE SEAL]





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                                    Guarantor:

                                    MORRISON RESTAURANTS INC.



                                    By:   /S/  RONALD A. LABORDE
                                    Title: PRESIDENT



ATTEST:


      /S/  J.F. JOHNSON
            Secretary

      [CORPORATE SEAL]





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